UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

EXELIS INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35228	45-2083813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1700 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

(703) 790-6300

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03	Amendment to Articles of Incorporation or By-laws

On May 9, 2012, the Exelis Inc. Board of Directors approved an amendment to the Company’s By-laws, Article 3, Section 3.1 effective on such date, providing that the Board may from time to time elect one or more Corporate Vice Presidents, to serve at the pleasure of the Board or otherwise as shall be specified by the Board at the time of such election and until their successors are elected and qualified or until their earlier death, retirement, resignation or removal.

A copy of the Company’s amended By-laws is attached herewith as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 9, 2012, Exelis Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). For more information on the following proposals submitted to shareholders, see the Company’s proxy statement dated March 27, 2012 filed with the Securities and Exchange Commission.

1. At the Annual Meeting, the persons whose names are set forth below were elected as Class I directors. Relevant voting information for each person follows:

	Votes For	Against	Abstain	Broker Non-Votes
Ralph F. Hake	138,426,652	2,086,922	307,601	17,428,527
David F. Melcher	138,668,626	1,855,645	296,904	17,428,527
Herman E. Bulls	138,314,541	2,173,405	333,229	17,428,527

In addition to the election of three directors, four other votes were taken at the Annual Meeting:

2. Ratification of Appointment of the Independent Registered Public Accounting Firm: The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012 was ratified by a vote of 157,209,154 shares voting for the proposal, 759,910 shares voting against the proposal and 280,638 shares abstaining from the proposal.

3. Approval of an amendment and restatement of the Exelis Inc. 2011 Omnibus Incentive Plan requesting additional shares. The proposal for approval of the Exelis Inc. 2011 Omnibus Incentive Plan was approved by a vote of 118,587,551 shares voting for the proposal, 21,866,344 shares voting against the proposal, and 367,280 shares abstaining from the vote on the proposal and 17,428,527 broker non-votes.

4. Advisory Vote on Named Executive Officer Compensation. The proposal for approval, in a non-binding vote, of the compensation of the Company’s named executive officers was approved by a vote of 129,930,999 shares voting for the proposal, 4,693,517 shares voting against the proposal, 6,196,659 shares abstaining from the vote on the proposal and 17,428,527 broker non-votes.

5. Frequency of Advisory Vote on Named Executive Officer Compensation. The proposal with respect to how frequently a non-binding shareholder vote to approve the compensation of the Company’s named executive officers should occur received the following votes: 114,948,843 shares voted for every one year, shares voted for every two years, 6,244,746 shares, 15,164,854 voted for every three years, and 4,462,732 abstained from the vote and there were 17,428,527 broker non-votes.

In light of the voting results with respect to frequency of shareholder votes on executive compensation, the Board of Directors has decided to submit for approval the compensation of the Company’s named executive officers to a non-binding vote annually.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

Exhibit 3.1	Amended and Restated By-laws of Exelis Inc., as adopted May 9, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exelis Inc.

By:	/s/ Kathleen S. Stolar
Kathleen S. Stolar
Its: Assistant Secretary

Date: May 11, 20112